Exhibit 10.32
First Amendment to
Contribution and Asset Transfer Agreement
Dated as of May 17, 2000
by and among
IntercontinentalExchange, LLC,
Continental Power Exchange, Inc.
and
Jeffrey C. Sprecher

First Amendment to
Contribution and Asset Transfer Agreement
     This First Amendment to Contribution and Asset Transfer Agreement (this “Amendment”) is entered into as of May 17, 2000 and is by and among IntercontinentalExchange LLC, a Delaware limited liability company (“ICEX”), Continental Power Exchange, Inc., a Delaware corporation (“CPEX”) and Jeffrey C. Sprecher (“Sprecher”).
W I T N E S S E T H
     WHEREAS, the parties hereto (the “Parties”) are the parties to that certain Contribution and Asset Transfer Agreement dated as of May 11, 2000 (the “Agreement”); and
     WHEREAS, the Parties wish to amend the Agreement as hereinafter set forth;
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and on the terms and subject to the conditions herein set forth, the Parties, intending to be bound, hereby agree as follows:
     Section 1. Amendment of Agreement. The Agreement is hereby amended as follows:
     Section 1.1 of the Agreement is hereby amended by deleting from last sentence of Section 1.1 of the Agreement the words “the principal amount of the Sprecher Loans (as defined below)”, and inserting in lieu thereof “$5 million”.
     Section 2. Effect. Except as amended hereby, the Agreement shall remain in full force and effect in all respects.
     Section 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law provisions thereof.
     Section 4. Counterparts. This Amendment may be executed in two or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have hereunto signed their names in the space provided below.

IntercontinentalExchange, LLC
By:	/s/ Jeffrey C. Sprecher
Name:	Jeffrey C. Sprecher
Title:	Chief Executive Officer

Continental Power Exchange, Inc.
By:	/s/ Jeffrey C. Sprecher
Name:	Jeffrey C. Sprecher
Title:	President

/s/ Jeffrey C. Sprecher
Jeffrey C. Sprecher

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